EXHIBIT 3.5


                                State of Delaware
                        Office of the Secretary of State
PAGE 1


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF "PTI PLASTICS, INC.", FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF AUGUST, A.D. 1997, AT 5:10 O'CLOCK P.M.






                 [seal of Secretary's Office State of Delaware]

                        /s/Edward J. Freel
                       -----------------------------------

2101655 8100           Edward J. Freel, Secretary of State
981067439                    AUTHENTICATION: 8932695
                                 DATE: 02-20-98



                                STATE OF DELAWARE
                             CERTIFICATE FOR RENEWAL
                             AND REVIVAL OF CHARTER


PTI PLASTICS, INC., a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

         1.       The name of this corporation is PTI PLASTICS, INC.

         2. Its registered office in the State of Delaware is located at 15 East North Street, City of Dover Zip Code 19901 County of Kent the name and address of its registered agent is UNITED CORPORATE SERVICES, INC.

         3. The date of filing of the original Certificate of Incorporation in Delaware was September 16, 1986.

         4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 28th day of February 1997, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

         5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 1997, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

         IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, Gerard N. Giordano the last and acting authorized officer hereunto set his/her hand to this certificate this 12th day of August 1997.


                                             BY: /s/Gerard N. Giordano
                                                 --------------------------
                   TITLE OF OFFICER:             Vice President of Finance
                                                 Gerard N. Giordano




STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 05:10 PM 08/13/1997
971271181 - 2101655
                                State of Delaware
                        Office of the Secretary of State


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

"PURE TECH NEWCO (PTI), INC.", A DELAWARE CORPORATION,

WITH AND INTO "PURE TECH INTERNATIONAL, INC." UNDER THE NAME OF "PTI PLASTICS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1995, AT 4:29 O'CLOCK P.M.



                         [seal of Secretary's Office State of Delaware]

                                 /s/Edward J. Freel
                               -----------------------------------

                                        Edward J. Freel, Secretary of State
2101655 8100M                           AUTHENTICATION: 8932694
981067439                                         DATE: 02-20-98




                                                 STATE OF DELAWARE
                                                 SECRETARY OF STATE
                                                 DIVISION OF
                                                 CORPORATIONS
                                                 FILED 04:29 PM 07/31/1995
                                                 950171675 - 2101655


                              CERTIFICATE OF MERGER
                                       OF
                           PURE TECH NEWCO (PTI), INC.
                                      INTO
                          PURE TECH INTERNATIONAL, INC.

         The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That the name and state of each of the constituent corporations of the merger is as follows:

         NAME                           STATE OF INCORPORATION
         ----                           ----------------------

Pure Tech International, Inc.               Delaware

Pure Tech Newco (PTI), Inc.                 Delaware

         SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 251 of the General Corporation Law of Delaware.

         THIRD: That the name of the surviving corporation of the merger is PURE TECH INTERNATIONAL, INC.

         FOURTH: a) That the Certificate of Incorporation of Pure Tech International, Inc., a Delaware corporation which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

                  b) That Article FIRST of the Certificate of Incorporation is hereby amended to read as follows:

         "The name of the corporation is PTI PLASTICS, INC."

         FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is 65 Railroad Avenue, Ridgefield, NJ 07657.

         SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

         SEVENTH: That this Certificate of Merger shall be effected on July 31 1995.

Dated: July 26, 1995


                                             PURE TECH INTERNATIONAL, INC.


                                             By: /s/David C. Katz
                                               ---------------------------
                                                 President,



                                State of Delaware
                        Office of the Secretary of State   PAGE 1


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF AUGUST, A.D. 1994, AT 9 O'CLOCK A.M.



                  [seal of Secretary's Office, Delaware]

                                              /s/Edward J. Freel
                                            ---------------------------
                                            Edward J. Freel, Secretary of State
2101655 8100                                AUTHENTICATION: 8932693
                                                      DATE: 02-20-98
981067439



                                                   STATE OF DELAWARE
                                                   SECRETARY OF STATE
                                                   DIVISION OF CORPORATIONS
                                                   FILED 09:00 AM  08/22/1994
                                                   944156759-2101655



                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          PURE TECH INTERNATIONAL, INC.


         Pure Tech International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

         DOES HEREBY CERTIFY:

         FIRST: That pursuant to the recommendation of the Board of Directors of Pure Tech International, Inc., the following resolution amending the Certificate of Incorporation of said corporation, has been adopted by the vote of stockholders of said corporation holding a majority of the outstanding stock entitled to vote thereon. The resolution setting forth the amendment is as follows:

                  RESOLVED, that Paragraph 4(a) of the Certificate of Incorporation shall be amended to read in its entirety as follows:

         "(a) The aggregate number of shares which the Corporation shall have the authority to issue is 56,080,000, which are divided into 50,000,000 shares of Common Stock, par value $.05 per share, 2,080,000 shares of Class A Common Stock, par value $.05 per share, and 4,000,000 shares of Preferred Stock, par value $.05 per share."

                  RESOLVED, that except as expressly amended, the Fourth Article of the Certificate of Incorporation of this corporation shall hereby remain in effect an heretofore set forth and shall be unchanged in any respect by any provision hereof.

         SECOND: That these resolutions have been adopted by the vote of stock holders holding a majority of the outstanding stock entitled to vote hereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Pure Tech International, Inc. has caused this certificate to be signed by its Vice President, and its Assistant Secretary, this 19th day of August, 1994.


                                            Pure Tech International, Inc.




                                            BY: /s/Michael Nafash
                                               ------------------------------
                                               Michael Nafash, Vice President



                                            ATTEST:  /s/Paul Litwinczuk
                                                   -------------------------
                                                   Paul Litwinczuk
                                                   Assistant Secretary




                                State of Delaware

                        Office of the Secretary of State    PAGE 1


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE SEVENTH DAY OF NOVEMBER, A.D. 1991, AT 9 O'CLOCK A.M.


                   Seal of Secretary's Office, Delaware]

                                   /s/Edward J. Freel
                                  ------------------------------
                                  Edward J. Freel, Secretary of State

2101655 8100                               AUTHENTICATION:  8932692
981067439                                            DATE:  02-20-98


                                                             STATE OF DELAWARE
                                                            SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                     FILED 09:00 AM 11/07/1991
                                                           913115030 - 2101655


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          PURE TECH INTERNATIONAL. INC.


         Pure Tech International, Inc. , a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

         DOES HEREBY CERTIFY:

         FIRST: That pursuant to the recommendation of the Board of Directors of Pure Tech International, Inc., the following resolution amending the Certificate of Incorporation of said corporation, has been adopted by the written consent of stockholders of said corporation holding a majority of the outstanding stock entitled to vote thereon. The resolution setting forth the amendment is as follows:

         RESOLVED, that the Certificate of Incorporation of this corporation be amended to provide that the shares of capital stock of this corporation of each and every class shall be combined on the basis of one (1) share for each five
(5) shares heretofore authorized so that the 90,400,000 shares of capital stock, $.01 par value, this corporation is authorized to issue, shall be combined into 18,080,000 shares of capital stock, $.05 par value; and

be it further

         RESOLVED, that Paragraph 4(a) of the Certificate of Incorporation shall be amended to read in its entirety as follows:

         "(a) The aggregate number of shares which the Corporation shall have the authority to issue is 18,080,000, which are divided into 12,000,000 shares of Common Stock, par value $.05 per share, 2,080,000 shares of Class A Common Stock, par value $.05 per share, and 4,000,000 shares of Preferred Stock, par value of $.05 per share."

                  AND BE IT FURTHER RESOLVED, that the introductory paragraph of Article TENTH of the certificate of incorporation will be further amended to read in its entirety as follows:

         "There is hereby created a series of the Preferred Stock of the Corporation to consist of 2,600,000 of the 4,000,000 shares of Preferred Stock, $.05 par value per share, which the Corporation now has authority to issue."


It is further

         RESOLVED that except as expressly amended, the Fourth and Tenth Articles of the Certificate of Incorporation of this corporation shall hereby remain in effect as heretofore set forth and shall be unchanged in any respect by any provision hereof.

         SECOND: That these resolutions have been adopted by written consents of stock holders holding a majority of the outstanding stock entitled to vote hereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Pure Tech International, Inc. has caused this certificate to be signed by its President, and its Assistant Secretary, this 7th day of November, 1991.


                                           Pure Tech International, Inc.



                                           BY: /s/David C. Katz
                                              ----------------------------
                                              David Katz, President


                                           ATTEST: /s/Joseph Mastroianni
                                                  ------------------------
                                                  Joseph Mastroianni,
                                                  Assistant Secretary



                                State of Delaware

                        Office of the Secretary of State    PAGE 1



         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "PURE TECH INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF SEPTEMBER, A.D. 1991, AT 12:01 O'CLOCK P.M.


                  [seal of Secretary's Office, Delaware]


                                       /s/Edward J. Freel
                                     ------------------------------
                                     Edward J. Freel, Secretary of State


2101655 8100                          AUTHENTICATION:  8932691
981067439                                       DATE:  02-20-98


                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                   FILED 12:01 PM 09/17/1991
                                                         912605261 - 2101655


                           CERTIFICATE OF DESIGNATION
                                       OF
                          PURE TECH INTERNATIONAL, INC.

         The undersigned corporation hereby certifies as follows:

         FIRST: The name of the corporation is Pure Tech International, Inc.

         SECOND: The following resolutions establishing a new series of Preferred shares were adopted by the Board of Directors in accordance with
Section 151 of the General Corporation Laws of the State of Delaware and were ratified by the shareholders on September 17, 1991:

                  RESOLVED, that 13,000,000 of the 20,000,000 Preferred Stock, with a par value of $.01 dollars per share, are to be designated Convertible Class A Preferred Stock; and be it further

                  RESOLVED, that the relative rights, privileges, preferences, restrictions and/or limitations of those shares designated series are as follows:

         1. The distinctive designation of the series shall be "Convertible Class A Preferred Stock"; the number of shares of Convertible Class A Preferred Stock shall be 13,000,000.

         2. (a) The holders of the Convertible Class A Preferred Stock in preference to the holders of Junior Stock (as hereinafter defined) shall be entitled to receive cash dividends at a rate equal to the lesser of: (i) $.07 per annum per share or (ii) 7% per annum per share of the fair market value of a share of Convertible Class A Preferred Stock upon the date of issuance. The Board of Directors shall determine the fair market value of the shares of Convertible Class A Preferred Stock upon the date of issuance and the Board of Directors' determination thereof shall be conclusive and binding upon all holders at any time of Convertible Class A Preferred Stock. No Board member who owns or has a right to receive Convertible Class A Preferred Stock shall vote upon such determination. The Board will notify holders of Convertible Class A Preferred Stock of the dividend rate no later than 30 days after the issuance of the Convertible Class A Preferred Stock. All dividends will be issuable only out of funds legally available therefor when and as declared by the Board of Directors. Dividends shall accrue commencing October 1, 1991 to the holders of record each October 1, and shall be payable for each twelve month period ending September 30 on the first business day of the following November commencing November 2, 1992. Such dividends will be payable for five (5) years and shall cease to accrue on September 30, 1996. The last payment date shall be November 1, 1996. Such dividends shall be cumulative from and after such dates of accrual and payment. Any accumulation of dividends on Convertible Class A Stock shall not bear interest. The holders of Convertible Class A Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends provided for in this paragraph 2.

               (b) Notwithstanding anything to the contrary in subparagraph (a), dividends on Class A Preferred stock shall be declared if, when and as the Board of Directors shall in their sole discretion deem advisable, and only from the net profits or surplus of the Corporation as such shall be fixed and determined by the Board of Directors. The determination of the Board of Directors at any time of the amount of net profits or surplus available for dividend shall be binding and conclusive on the holders of all of the stock of the Corporation at the time outstanding.

               (c) So long as any of the Convertible Class A Preferred Stock remains outstanding, no dividends whatever shall be paid or declared, nor shall any distribution be made, on any Junior Stock, other than a dividend or distribution payable in Junior Stock or rights or warrants to purchase Junior Stock, unless all dividends on the Convertible Class A Preferred Stock for all past dividend periods shall have been paid and the full dividends thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart.

         3. The Convertible Class A Preferred Stock shall be preferred as to assets over the Junior Stock so that, in the event of the voluntary or involuntary liquidation, dissolution or winding-up of this corporation, the holders of Convertible Class A Preferred Stock shall be entitled to have set apart for them or to be paid out of the assets of this corporation (after provision for the holders of Senior Stock), before any distribution is made to or set apart for the holders of Junior Stock, an amount in cash equal to the lesser of: (i) $1.00 per share of Convertible Class A Preferred Stock or (ii) the fair market value per share of Convertible Class A Preferred Stock on the date of issuance thereof determined in connection with the provisions of paragraph 2 (a)(ii) above, plus all accrued and unpaid dividends thereon. If, upon such liquidation, dissolution or winding-up of this corporation, the assets of this corporation available for distribution to the holders of its stock shall (after provision for the holders of Senior Stock) be insufficient to permit the distribution in full of the amounts receivable as aforesaid by the holders of Convertible Class A Preferred Stock, then all such assets of this corporation shall be distributed ratably among the holders of Convertible Class A Preferred Stock in proportion to the amounts which each would have been entitled to receive if such assets were sufficient to permit distribution in full as aforesaid. Neither the consolidation nor merger of this corporation nor the sale, lease or transfer by this corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding-up of this corporation for the purposes of this paragraph 3.

         4. (a) Shares of the Convertible Class A Preferred Stock shall be convertible at any time, and from time to time, at the option of the holder thereof into shares of Common Stock, on the basis of one share of Common Stock for each share of Convertible Class A Preferred Stock, by surrender of a certificate or certificates for the convertible Class A Preferred Stock so to be converted at the then principal office of this corporation (or at such other place or places as may be designated by this corporation) at any time during usual business hours, together with written notice that the holder elects to convert said Convertible Class A Preferred Stock, or a stated number of shares thereof, in accordance with the provisions of this paragraph. Such notice shall also state the name or names (with addresses) in which the certificate or certificates for Common Stock shall be issued.

         (b) As promptly as practicable after the surrender for conversion of any Convertible Class A Preferred Stock this corporation shall deliver or cause to be delivered to or upon the written order of the holder of such Convertible Class A Preferred Stock certificates representing the number of shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct, together with any cash in respect of any fractional interest in a share of Common Stork issuable upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the day of surrender of the Convertible Class A Preferred Stock for conversion, and the rights of the holder, as a holder of the stock surrendered for conversion, shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holders thereof at such time. The certificates representing shares of Common Stock shall contain an appropriate restrictive legend under the securities law.

               (c) The holder of shares of Convertible Class A Preferred Stock which was surrendered for conversion shall be entitled, on the next dividend payment date, to receive all dividends which shall have accrued on such shares effective as of the last dividend accrual date prior to the date of conversion. No adjustment shall be made for dividends on shares of Common Stock delivered upon such conversion.

               (d) In case any of the following shall occur: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or
(ii) any consolidation or merger to which this corporation is a party (other than a consolidation with a subsidiary or a merger of a subsidiary into this corporation in which consolidation or merger this corporation is the surviving corporation and which does not result in any reclassification of, or change in, the outstanding shares of Common Stock), or (iii) any sale or conveyance to another corporation of the property of this corporation as an entirety or substantially as an entirety, then, subject to the provisions of the next paragraph, effective provision shall be made whereby the holders of the Convertible Class A Preferred Stock then outstanding shall have the right to convert such Convertible Class A Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Convertible Class A Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.

               (e) This corporation will at all times reserve and keep available out of its authorized but unissued stock, solely for the purpose of issue upon conversion of the Convertible Class A Preferred Stock, as provided in this paragraph, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Convertible Class A Preferred Stock.

               (f) The Board of Directors may require the mandatory conversion of all or a part of the Convertible Class A Preferred Stock, at any time, or from time to time, by mailing a copy of notice thereof, postage prepaid, not less than 30 days prior to the date designated for such mandatory conversion, to the holders of record of the Convertible Class A Preferred Stock, addressed to them at their respective addresses appearing on the books of the Corporation. In the event of the mandatory conversion of a part only of the Convertible Class A Preferred Stock, such mandatory conversion shall be an a pro rata basis. Dividends under paragraph 2 (a) and any other dividends payable on Convertible Class A Preferred Stock subject to mandatory conversion shall cease accruing as of the date set forth in the notice of mandatory conversion. The Corporation shall not require the mandatory conversion of any of its Convertible Class A Preferred Stock unless full cumulative dividends to such date of conversion shall have been either paid or declared and a sum sufficient for the payment thereof set apart for payment on the next annual dividend payment date. If any holder of Convertible Class A Preferred stock shall fail to surrender his certificate(s) therefor for conversion on the date of conversion, the Corporation shall be authorized to cancel such certificate(s) on the books of the Corporation and to issue instead certificate(s) for the appropriate amount of Common Stock. Holders of Convertible Class A Preferred Stock shall cease to have any rights as such with respect to converted shares of Convertible Class A Preferred Stock from and after such date of mandatory conversion.

                  5. Each share of the Convertible Class A Preferred Stock shall have a vote equal to the voting rights of one share of Common Stock and shall vote together with the shares of Common Stock as a single class unless otherwise required by law.

         6. The term "Junior Stock" shall mean the Common Stock and those series of Preferred Stock which, by the terms of the Certificate of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Certificate of Incorporation, shall designate the special rights and limitations of each such class and series of stock and series of Preferred Stock, shall be subordinate to the Convertible Class A Preferred Stock in respect of the right of the holders thereof to receive dividends or to participate in the assets of this corporation distributable to stockholders upon any liquidation, dissolution or winding-up of this corporation."

         IN WITNESS WHEREOF, the corporation has caused this certificate to be executed under its corporate seal this 17th day of September, 1991.

                                            PURE TECH INTERNATIONAL, INC.



                                            BY: /s/ David C. Katz
                                                -------------------------------
                                                David C. Katz, President

ATTEST:

/s/James W. Lucas
-------------------------
James Lucas
Ass't Secretary



                                State of Delaware

                        Office of the Secretary of State     PAGE 1


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF SEPTEMBER, A.D. 1991, AT 12 O'CLOCK P.M.

                  [seal of Secretary's Office, Delaware]


                                       /s/Edward J. Freel
                                     ------------------------------
                                     Edward J. Freel, Secretary of State


2101655 8100                          AUTHENTICATION:  8932690
981067439                                       DATE:  02-20-98



                                                       STATE OF DELAWARE
                                                      SECRETARY OF STATE
                                                DIVISION OF CORPORATIONS
                                               FILED 12:00 PM 09/17/1991
                                                     912605260 - 2101655


                                 CERTIFICATE OF AMENDMENT OF THE
                                  CERTIFICATE OF INCORPORATION
                                               OF
                                  PURE TECH INTERNATIONAL, INC.


         Pure Tech International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

         1. The name of the corporation is Pure Tech International, Inc. Its certificate of incorporation was filed on September 16, 1986.

         2. Article FOURTH of the certificate of incorporation is amended in its entirety to read as follows:

         "(a) The aggregate number of shares which the Corporation shall have the authority to issue is 90,400,000, which are divided into 60,000,000 shares of Common Stock, par value $.01 per share, 10,400,000 shares of Class A Common Stock, par value $.01 par share, and 20,000,000 shares of Preferred Stock, par value of $.01 per share.

         (b) Class A Common Stock. Shares of Common Stock shall be identical to shares of Class A Common Stock for all purposes on a share for share basis. The Common Stock and the Class A Common Stock shall vote together as one class, and not as separate classes. Shares of Class A Common Stock shall be convertible by the respective holders thereof into shares of Common Stock at any time on a share for share basis, and upon the sale or transfer of any Class A Common Stock, or the death of the holder thereof, such conversion shall occur automatically.

         (c) Preferred Stock. (1) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designation, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

         (A) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

         (B) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

         (C) The right, if any, of the holders of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

         (D) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

         (E) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

         (F) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

         (G) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

         (2) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in paragraph (e)(i) of this Paragraph FOURTH and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred
Stock adopted pursuant to paragraph (c)(1) of this Paragraph FOURTH that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting therein shall be required for the issuance of any or all other series of Preferred Stock.

         (3) Subject to the provisions of subparagraph 2 of this paragraph (c), shares of Common Stock or any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

         (4) The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon."

         3. The aforesaid amendment was adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.


         IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this 17th day of September, 1991.

                                                     /s/ David C. Katz
                                                   ----------------------------
                                                     David C. Katz, President


ATTEST:

/s/James W. Lucas
-----------------------------
James Lucas Ass't. Secretary



                             State of Delaware
                     Office of the Secretary of State      PAGE 1


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

         "PURE TECH NEWCO (PTI), INC.", A DELAWARE CORPORATION, WITH AND INTO "PURE TECH INTERNATIONAL, INC." UNDER THE NAME OF "PTI PLASTICS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTY-FIRST DAY OF JULY, A.D. 1995, AT 4:29 O'CLOCK P.M.

         A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN
FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS FOR
RECORDING.


                  [seal of Secretary's Office, Delaware]

                                        /s/Edward J. Freel
                                       -----------------------------------
                                       Edward J. Freel, Secretary of State


2101655 8100M                               AUTHENTICATION:  7593359
                                                      DATE:  08 01 95




                                                       STATE OF DELAWARE
                                                      SECRETARY OF STATE
                                                DIVISION OF CORPORATIONS
                                               FILED 04:29 PM  07/31/1996
                                                     950171675 - 2101655



                           CERTIFICATE OF MERGER
                                    of
                        PURE TECH NEWCO (PTI), INC.
                                   INTO
                       PURE TECH INTERNATIONAL, INC.


The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That the name and state of each of the constituent corporations of the merger is as follows:


         NAME                               STATE OF INCORPORATION

Pure Tech International, Inc.               Delaware

Pure Tech Newco (PTI), Inc.                 Delaware

         SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 251 of the General Corporation Law of Delaware.

         THIRD: That the name of the surviving corporation of the merger is PURE TECH INTERNATIONAL, INC.

         FOURTH: a) That the Certificate of Incorporation of Pure Tech International, Inc., a Delaware corporation which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

                  b) That Article FIRST of the Certificate of Incorporation is hereby amended to read as follows:

         "The name of the corporation is PTI PLASTICS, INC."

         FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is 65 Railroad Avenue, Ridgefield, NJ 07657.

         SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

         SEVENTH: That this Certificate of Merger shall be affected on July 31, 1995.


Dated: July 26, 1995


                                            PURE TECH INTERNATIONAL, INC.


                                            By: /s/David C. Katz
                                               -------------------------------
                                                     President






                             State of Delaware
                     Office of the Secretary of State     PAGE 1


         I, DANIEL R. GRIFFITH, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PURE TECH INTERNATIONAL, INC." FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF SEPTEMBER, A.D. 1986, AT 9 O'CLOCK A.M.


                  [seal of Secretary's Office, Delaware]

                                         /s/Daniel R. Griffith
                                        ------------------------------
                                        Acting Secretary of State
930085439                               Authentication:  *3738494
                                                  Date:   01/08/1993



                       CERTIFICATE OF INCORPORATION
                                                        FILED
                                    OF                  SEP 16 1986
                                                        /s/ SECRETARY OF STATE
                       PURE TECH INTERNATIONAL, INC.


         The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Delaware, does hereby set forth as follows:

         FIRST: The name of the corporation is
                           PURE TECH INTERNATIONAL, INC.

         SECOND: The address of the initial registered office and registered agent in this state is c/o United Corporate Services, Inc., 410 South State Street, in the City of Dover, County of Kent, State of Delaware 19901 and the name of the registered agent at said address is United Corporate Services, Inc.

         THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the corporation laws of the State of Delaware.

         FOURTH: The corporation shall be authorized to issue the following shares:

         Class             Number of Shares          Par Value

         Common            10,000,000                $.01

         FIFTH: The name and address of the incorporator are as follows:

         Name                               Address

         Ray A. Barr                9 East 40th Street
                                    New York, New York 10016

         SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:

         (1) The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide. (2) The Board of Directors shall have power without the assent or vote of the stockholders:

         (a) To make, alter, amend, change, add to or repeal the By-Laws of the corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

         (b) To determine from time to time whether, and to what times and places, and under what conditions the accounts and books of the corporation (other than the stockledger) or any of them, shall be open to the inspection of the stockholders.

         (3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

         (4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

         SEVENTH: No director shall be liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. The corporation shall indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the corporation the power to indemnify.

         EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

         IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this fifteenth day of September, 1986.


                                              /s/Ray A. BARR
                                             ------------------------------
                                              Ray A. Barr, Incorporator




                             State of Delaware
                                                               PAGE 1
                     Office of the Secretary of State


         I, DANIEL R. GRIFFITH, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC." FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF DECEMBER, A.D. 1986, AT 9 O'CLOCK A.M.

                              * * * * * * * *





                                  [Seal]           /s/Daniel R. Griffith
                                                ----------------------------
                                                  ACTING SECRETARY OF STATE
930085439                                         AUTHENTICATION: *3738495
                                                            DATE: 01/08/1993




                         CERTIFICATE OF AMENDMENT          FILED
                    OF CERTIFICATE OF INCORPORATION OF     DEC 24 1984 9AM
                       PURE TECH INTERNATIONAL, INC.       /s/
                                                           SECRETARY OF STATE

         Pure Tech International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

         First: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted a resolution proposing and declaring advisable the following amendment to the Certification of Incorporation of said corporation:

         RESOLVED, that the Certificate of Incorporation of the corporation be amended by adding Article TENTH which shall read as follows:

                               Article TENTH

         Each holder of any of the shares of the corporation shall be entitiled to a preemptive right to purchase or subscribe for (i) any unissued shares of any class of the corporation, (ii) any additional shares of any class to be issued by reason of any increase of the authorized capital stock of the corporation of any class, (iii) bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the corporation, and (iv) options, warrants or other rights to purchase stock and other securities of any class, whether said unissued stock or other securities shall be issued for cash, property, or any other lawful consideration, and, without limitation of the foregoing, shall have such a preemptive right with respect to shares or other securities offered for sale if they (a) are issued or optioned by the board of directors to effect a merger or consolidation or for a consideration other than cash; or (b) are shares or other securities theretofore reacquired by the corporation after having been duly issued and not restored to the status of authorized but unissued shares; however, there shall be no preemptive right with respect to stock options granted to employees of the corporation and shares of capital stock issued pursuant to such stock options, provided that such stock options have received the unanimous consent of the entire board of directors of the corporation and the total stock options, collectively, granted by the board of directors do not exceed 200,000 shares. Provided, further, that there shall be no preemptive rights with respect to any public offering or issue of shares to the public pursuant to a registration statement under the Securities Act of 1933.

         Second: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with provisions of Section 228 of the General Corporation Law of the State of Delaware and said written consent was filed with the corporation.

         Third: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of Title 8 of the Delaware Code of 1953.

         Fourth: That the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOf, said corporation this certificate to be signed by Joon K. Kim, its President and Joon K. Kim, its Secretary this 22 day of December, 1986.


                                            /s/Joon K. Kim
                                           -----------------------
                                            Joon K. Kim, President


                                            /s/Joon K. Kim
                                           -----------------------
                                            Joon K. Kim, Secretary



STATE OF MINNESOTA  )
                    )ss
COUNTY OF [Hennepin])

         This instrum&nt was acknowledged before me on December 22, 1986, by Joon K. Kim as President of Pure Tech International, Inc. to be the act of deed of said corporation.

                                            /s/Dave F. Senger
                                           ------------------------
                                            Notary Public


STATE OF MINNESOTA  )
                    )ss
COUNTY 0F [Hennepin])

         This instrument was acknowledged before me on December 22, 1986, by Joon K. Kim, as Secretary of Pure Tech International, Inc. to be the act and deed of said corporation.


                                            /s/Dave F. Senger
                                           ------------------------
                                            Notary Public



                             State Of Delaware
                                                               PAGE 1
                     Office of the Secretary of State


         I, DANIEL R. GRIFFITH, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC." FILED IN THIS OFFICE ON THE TWELFTH DAY OF OCTOBER, A.D. 1988, AT 9 O'CLOCK A.M.

                            * * * * * * * * * *


                [seal of the Secretary's Office, Delaware]


930085439                                    /s/Daniel R. Griffith
                                            -----------------------------
                                             ACTING SECRETARY OF STATE
                                             AUTHENTICATION:  *3738496
                                             DATE: 01/08/1993



                      CERTIFICATE OF AMENDMENT OF THE    FILE
                       CERTIFICATE OF INCORPORATION      OCT 12 1988 9AM
                                    OF                   /s/
                       PURE TECH INTERNATIONAL, INC.     SECRETARY OF STATE

         It is hereby certified as follows:

         1. The name of the corporation is Pure Tech International, Inc. Its certificate of incorporation was filed on September 16, 1986.

         2. Article FOURTH of the certificate of incorporation is amended to read as follows:

         The corporation shall be authorized to issue 25,000,000 shares of Common Stock, par value $.01 per share, and 6,000,000 shares of Class A Common Stock, par value $.01 per share. Shares of Common Stock shall be identical to shares of Class A Common Stock for all purposes on a share for share basis, except that the Common Stock shall be entitled to one vote per share on each matter on which is voted on by stockholders, and the Class A Common Stock shall have five votes per share on each matter voted on by shareholders. The Common Stock and the Class A Common Stock shall vote together as one class, and not as separate classes. Shares of Class A Common Stock shall be convertible by the respective holders thereof into shares of Common Stock at any time on a share for share basis, and upon the sale or transfer of any Class A Common Stock after the effectiveness of any public offering by the corporation under the Securities Act of 1933, or the death of the holder thereof after such effectiveness, such conversion shall occur automatically.

         3. All shares of common stock which are outstanding on the date that this Certificate of Amendment is filed are hereby converted into shares of Class A Common Stock on the basis of one share of Class A Common Stock for each share of common stock which is outstanding on the date that this Certificate of Amendment is filed.

         4.  The amendment was adopted in accordance with the provisions of
Section 242 of the Delaware General Corporation Law.


         /s/David C. Katz
       -----------------------------
         David C. Katz, President


Attest:  /s/Yitz Grossman
       -----------------------------
         Yitz Grossman, Secretary


                             State of Delaware
                                                                   PAGE 1
                     Office of the Secretary of State


         I, DANIEL R. GRIFFITH, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF CERTIFICATE OF CHANGE OF ADDRESS OF REGISTERED AGENT AS IT APPLIES TO "PURE TECH INTERNATIONAL, INC." AS RECEIVED AND FILED IN THIS OFFICE ON THE SIXTH DAY OF MARCH, A.D. 1989, AT 8:30 O'CLOCK A.M.

                              * * * * * * * *

                [seal of the Secretary's Office, Delaware]



                                                /s/Daniel R. Griffith
                                               -------------------------------
930085439                                       ACTING SECRETARY OF STATE
                                                AUTHENTICATION: *3738497
                                                  DATE: 01/08/1993



                    CERTIFICATE OF CHANCE OF ADDRESS OF
                  REGISTERED OFFICE AND REGISTERED AGENT
                                    OF
                      UNITED CORPORATE SERVICES, INC.

          Pursuant to Section 134 of Title 8 of the Delaware Code


To:
         DEPARTMENT OF STATE
         Division of Corporations
         Townsend Building
         Dover, Delaware 19901

      Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporation for which it is a registered agent, hereby certifies that:

      1. The name of the registered agent is UNITED CORPORATE SERVICES, INC.

      2.          The address of the old registered office was:
                                    410 South State Street

                                    County of Kent
                                    Dover, Delaware 19901

      3. The address to which the registered office is to be changed is:
                                    15 East North Street

                                    County of Kent
                                    Dover, Delaware 19901

      4. The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

      5. The new address will be effective upon filing of this document.

      IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its President and Secretary this 6th day of March, A.D. 1989.

                         UNITED CORPORATE SERVICES, INC.


                                    /s/Ray A. Barr
                                   --------------------------------
                                    Ray A. Barr, President


ATTEST:

/s/Robert F. Gilhooley
-------------------------------
Robert F. Gilhooley, Secretary


               STATE Of DELAWARE - DIVISION OF CORPORATIONS
                       CHANGE OF ADDRESS FILING FOR
            UNITED CORPORATE SERVICES, INC. AS OF MARCH 6, 1989
                              ** DOMESTIC **

2098077     ESSENCE BEAUTY EMPORIUM,INC.               08/05/1986      D      DE
2098199     HARMON ASSIGNOR LIMITED PARTNER, INC.      08/06/1986      D      DE
2098546     LETS YACHTING CORP.                        08/11/1986      D      DE
2098547     FINE FRENCH FOODS, INC.                    08/11/1986      D      DE
2098548     HARVARD SQUARE LOTTERY SYMPOSIUM, INC.     08/11/1986      D      DE
2098634     HUNTER PUBLISHING COMPANY, INC.            08/12/1986      D      DE
2098756     DFS ENTERTAINMENT CORPORATION              08/13/1986      D      DE
2098885     PROFESSIONAL VENTURES, INC.                08/14/1986      D      DE
2098886     RB SPRINGDALE CORP.                        08/14/1986      D      DE
2098944     SOUTHWEST INTERNATIONAL INVESTMENTS, INC.  08/14/1986      D      DE
2099090     DOGWOOD PUBLISHERS INC.                    08/18/1986      D      DE
2099093     OAK CAPITAL CORP.                          08/18/1986      D      DE
2099323     INNOVATIVE MARBLE & TILE INCORPORATED      08/20/1986      D      DE
2099676     PRUDENTIAL FUNDING INC.                    08/22/1986      D      DE
2099720     MULTI-LOCAL MEDIA CORPORATION              08/22/1986      D      DE
2099786     STARLIGHT ADVERTISING AGENCY, INC.         08/25/1986      D      DE
2099796     MASCO SPORTS, INC.                         08/25/1986      D      DE
2099900     COTE D'AZUR CORP.                          08/26/1986      D      DE
2099901     HOME HEALTHCARE SHOPPING, INC.             08/26/1986      D      DE
2099903     BOXING BENEVOLENT ASSOCIATION, INC.        08/26/1986      D      DE
2100143     HOYTS CORPORATION U.S. HOLDINGS INC.       08/28/1986      D      DE
2100228     EXECUTIVE RE INC.                          08/28/1986      D      DE
2100441     TEMPLE APARTMENTS MANAGEMENT CORP.         09/02/1986      D      DE
2100518     SPACE TIME ANALYSES, LTD.                  09/03/1986      D      DE
2100865     CONCORDE USA, INC.                         09/08/1986      D      DE
2100867     AVIATION SERVICE, INC.                     09/08/1986      D      DE
2100869     CABLEVISION INDUSTRIES Of TENNESSEE, INC.  09/08/1986      D      DE
2100993     PETROQUEST INTERNATIONAL INC.              09/09/1986      D      DE
2101127     STABROOK TECHNOLOGIES CORPORATION          09/10/1986      D      DE
2101235     M & M FERROUS AMERICA, LTD.                09/11/1986      D      DE
2101250     RICHCLIFF CORPORATION                      09/11/1986      D      DE
2101255     R.A. DESIGN INTERNATIONAL INC.             09/11/1986      D      DE
2101257     AR PRODUCTIONS, INC.                       09/11/1986      D      DE
2101644     A.A. TRAVEL INC.                           09/16/1986      D      DE
2101655     PURE TECH INTERNATIONAL, INC.              09/16/1986      D      DE
2101755     CSII OF MONTGOMERY, INC.                   09/17/1986      D      DE
2101757     PITTSFIELD CELLULAR COMMUNICATIONS CORP.   09/17/1986      D      DE
2101759     CSII OF BATON ROUGE, INC.                  09/17/1986      D      DE
2101880     DEDANKA CORP.                              09/18/1986      D      DE
2102002     P & P MEDICAL DEVELOPMENT CORP.            09/19/1986      D      DE
2102335     VAN BESTA SALES CO., INC.                  09/23/1986      D      DE
2102337     ENCORE COMMUNICATIONS, INC.                09/23/1986      D      DE
2102481     THE EQUIVEST GROUP, INC.                   09/24/1986      D      DE
2102483     PHOTOVISION, INC.                          09/24/1986      D      DE
2102602     ISC EDUCATIONAL SYSTEMS, INC.              09/25/1986      D      DE
2102649     BILATRIAL TRADING CORP.                    09/25/1986      D      DE
2102716     ISC TECHNOLOGIES, INC.                     09/25/1986      D      DE




                             State of Delaware
                                                                   PAGE  1
                     Office of the Secretary of State

      I, DANIEL R. GRIFFITH, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC." FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF MARCH, A.D. 1989, AT 9 O'CLOCK A.M.

                            * * * * * * * * * *





                                         /s/Daniel R. Griffith
930085439                               -----------------------------
                                         ACTING SECRETARY OF STATE
                                         AUTHENTICATION: *3738498
                                                   DATE: 01/08/1993


                      CERTIFICATE OF AMENDMENT OF THE      FILED
                       CERTIFICATE OF INCORPORATION        9AM
                                    OF                     MAR 16 1988
                       PURE TECH INTERNATIONAL, INC.       DIV. OF CORPORATIONS

      It is hereby certified as follows:

      1. The name of the corporation is Pure Tech International, Inc. Its certificate of incorporation was filed on September 16, 1986.

      2. Article FOURTH of the certificate of incorporation is amended to read as follows:

         The corporation shall be authorized to issue 50,000,000 shares of Common Stock, par value $.01 per share, and 10,400,000 shares of Class A Common Stock, par value $.01 per share. Shares of Common Stock shall be identical to shares of Class A Common Stock for all purposes on a share for share basis, except that the Common Stock shall be entitled to one vote per share on each matter on which is voted on by stockholders, and the Class A Common Stock shall have five votes per share on each matter voted on by shareholders. The Common Stock and the Class A Common Stock shall vote together as one class, and not as separate classes. Shares of Class A Common Stock shall be convertible by the respective holders thereof into shares of Common Stock at any time on a share for share basis, and upon the sale or transfer of any Class A Common Stock after the effectiveness of any public offering by the corporation under the Securities Act of 1933, or the death of the holder thereof after such effectiveness, such conversion shall occur automatically.

      3.  The Amendment was adopted in accordance with the provisions of
Section 242 of the Delaware General Corporation Law.

/s/Werner Haase
-----------------------------------
Werner Haase, Vice President

Attest:  /s/Yitz Grossman
        ---------------------------
         Yitz Grossman, Secretary



                             State of Delaware
                                                                 PAGE  1
                     Office of the Secretary of State


      I, DANIEL R. GRIFFITH, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC." FILED IN THIS OFFICE ON THE THIRTIETH DAY OF MARCH, A.D. 1989, AT 9 O'CLOCK A.M.

                            * * * * * * * * * *

                  [seal of Secretary's Office, Delaware]


                                            /s/Daniel R. Griffith
930085439                                 ----------------------------
                                            ACTING SECRETARY OF STATE
                                            AUTHENTICATION: *3738499
                                                      DATE: 01/08/1993




                         CERTIFICATE OF AMENDMENT           FILED
                                    OF                      MAR 30 1989 9AM
                       CERTIFICATE OF INCORPORATION         /s/
                                    OF                      SECRETARY OF STATE
                       PURE TECH INTERNATIONAL, INC.

      It is hereby certified as follows:

      1. The name of the corporation is Pure Tech International, Inc. Its Certificate of Incorporation was filed on September 16, 1986.

      2. Article TENTH of the Certificate of Incorporation is hereby deleted. With the same force and effect as if it has never been set forth in the Certificate of Incorporation, so that, among other things, any preemptive rights heretofore accrued are extinguished hereby.

      3. The amendment was adopted in accordance with the provisions of Sections 228 and 242 of the Delaware General Corporation Law.


                             /s/David Katz
                            --------------------------
                             David Katz, President


                             /s/Yitz Grossman
                            --------------------------
                             Yitz Grossman, Secretary




                             State of Delaware
                                                                 PAGE 1
                     Office of the Secretary of State


      I, DANIEL R. GRIFFITH, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC." FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF SEPTEMBER, A.D. 1991, AT 12 O'CLOCK P.M.

                              * * * * * * * *




                           [Seal]           /s/Daniel R. Griffith
                                          -------------------------------
930085439                                   ACTING SECRETARY OF STATE
                                         AUTHENTICATION: *3738500
                                                   DATE: 01/08/1993


                                                          SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                   FILED 12:00 PM 09/17/1991
                                                         912605260 - 2101655

                      CERTIFICATE OF AMENDMENT OF THE
                       CERTIFICATE OF INCORPORATION
                                    OF
                       PURE TECH INTERNATIONAL, INC.

      Pure Tech International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

      1. The name of the corporation is Pure Tech International, Inc. Its certificate of incorporation was filed on September 16, 1986.

      2. Article FOURTH of the certificate of incorporation is amended in its entirety to read as follows:

      "(a) The aggregate number of shares which the Corporation shall have the authority to issue is 90,400,000, which are divided into 60,000,000 shares of Common Stock, par value $.01 per share, 10,400,000 shares of Class A Common Stock, par value $.01 par share, and 20,000,000 shares of Preferred Stock, par value of $.01 per share.

      (b) Class A Common Stock. Shares of Common Stock shall be identical to shares of Class A Common Stock for all purposes on a share for share basis. The Common Stock and the Class A Common Stock shall vote together as one class, and not as separate classes. Shares of Class A Common Stock shall be convertible by the respective holders thereof into shares of Common Stock at any time on a share for share basis, and upon the sale or transfer of any Class A Common Stock, or the death of the holder thereof, such conversion shall occur automatically.

      (c) Preferred Stock. (1) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designation, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

      (A) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

      (B) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

      (C) The right, if any, of the holders of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

      (D) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

      (E) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

      (F) The term of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

      (G) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

         (2) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in paragraph (e)(1) of this Paragraph FOURTH and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to paragraph (c)(1) of this Paragraph FOURTH that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting therein shall be required for the issuance of any or all other series of Preferred Stock.

      (3) Subject to the provisions of subparagraph 2 of this paragraph (c), shares of Common Stock or any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.


      (4) The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon."


      3. The aforesaid amendment was adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

      IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this 17th day of September, 1991.


                                    /s/ David C. Katz
                                  ---------------------------
                                    David C. Katz, President


                           Attest:  /s/ James W. Lucas
                                  ---------------------------
                                    James Lucas, Ass't Secretary



                             State of Delaware
                                                                 PAGE 1
                     Office of the Secretary of State


      I, DANIEL R. GRIFFITH, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "PURE TECH INTERNATIONAL, INC." FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF SEPTEMBER, A.D. 1991, AT 12:01 O'CLOCK P.M.

                              * * * * * * * *



                           [Seal]           /s/Daniel R. Griffith
930085439                                 -------------------------------
                                            ACTING SECRETARY OF STATE
                                            AUTHENTICATION: *3738502
                                                      DATE: 01/08/1993



                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                 FILED 12:00 PM 09/17/1991
                                                       912605261 - 2101655



                        CERTIFICATE OF DESIGNATION
                                    OF
                       PURE TECH INTERNATIONAL, INC.

      The undersigned corporation hereby certifies as follows:

      FIRST: The name of the corporation is Pure Tech International, Inc.

      SECOND: The following resolutions establishing a new series of Preferred shares were adopted by the Board of Directors in accordance with
Section 151 of the General Corporation Laws of the State of Delaware and were ratified by the shareholders on September 17, 1991:

         RESOLVED, that 13,000,000 of the 20,000,000 Preferred Stock, with a par value of $.01 dollars per share, are to be designated Convertible Class A Preferred Stock; and be it further

         RESOLVED, that the relative rights, privileges, preferences, restrictions and/or limitations of those shares designated series are as follows:

      1. The distinctive designation of the series shall be "Convertible Class A Preferred Stock"; the number of shares of Convertible Class A Preferred Stock shall be 13,000,000.

      2. (a) The holders of the Convertible Class A Preferred Stock in preference to the holders of Junior Stock (as hereinafter defined) shall be entitled to receive cash dividends at a rate equal to the lesser of: (i) $.07 per annum per share or (ii) 7% per annum per share of the fair market value of a share of Convertible Class A Preferred Stock upon the date of issuance. The Board of Directors shall determine the fair market value of the shares of Convertible Class A Preferred Stock upon the date of issuance and the Board of Directors' determination thereof shall be conclusive and binding upon all holders at any time of Convertible Class A Preferred Stock. No Board member who owns or has a right to receive Convertible Class A Preferred Stock shall vote upon such determination. The Board will notify holders of Convertible Class A Preferred Stock of the dividend rate no later than 30 days after the issuance of the Convertible Class A Preferred Stock. All dividends will be issuable only out of funds legally available therefor when and as declared by the Board of Directors. Dividends shall accrue commencing October 1, 1991 to the holders of record each October 1, and shall be payable for each twelve month period ending September 30 on the first business day of the following November commencing November 2, 1992. Such dividends will be payable for five (5) years and shall cease to accrue on September 30, 1996. The last payment date shall be November 1, 1996. Such dividends shall be cumulative from and after such dates of accrual and payment. Any accumulation of dividends on Convertible Class A Preferred Stock shall not bear interest. The holders of Convertible Class A Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends provided for in this paragraph 2.

        (b) Notwithstanding anything to the contrary in subparagraph (a), dividends on Class A Preferred stock shall be declared if, when and as the Board of Directors shall in their sole discretion deem advisable, and only from the net profits or surplus of the corporation as such shall be fixed and determined by the Board of Directors. The determination of the Board of Directors at any time of the amount of net profits or surplus available for dividend shall be binding and conclusive on the holders of all of the stock of the Corporation at the time outstanding.

         (c) So long as any of the Convertible Class A Preferred Stock remains outstanding, no dividends whatever shall be paid or declared, nor shall any distribution be made, on any Junior Stock, other than a dividend or distribution payable in Junior Stock or rights or warrants to purchase Junior Stock, unless all dividends on the Convertible Class A Preferred Stock for all past dividend periods shall have been paid and the full dividends thereon for the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart.

      3. The Convertible Class A Preferred Stock shall be preferred as to assets over the Junior Stock so that, in the event of the voluntary or involuntary liquidation, dissolution or winding-up of this corporation, the holders of Convertible Class A Preferred Stock shall be entitled to have set apart for them or to be paid out of the assets of this corporation (after provision for the holders of Senior Stock), before any distribution is made to or set apart for the holders of Junior Stock, an amount in cash equal to the lesser of: (i) $1.00 per share of Convertible Class A Preferred Stock or (ii) the fair market value per share of Convertible Class A Preferred Stock on the date of issuance thereof determined in connection with the provisions of paragraph 2(a)(ii) above, plus all accrued and unpaid dividends thereon. If, upon such liquidation, dissolution or winding-up of this corporation, the assets of this corporation available for distribution to the holders of its stock shall (after provision for the holders of Senior Stock) be insufficient to permit the distribution in full of the amounts receivable as aforesaid by the holders of Convertible Class A Preferred Stock, then all such assets of this corporation shall be distribluted ratably among the holders of Convertible Class A Preferred Stock in proportion to the amounts which each would have been entitled to receive if such assets were sufficient to permit distribution in full as aforesaid. Neither the consolidation nor merger of this corporation nor the sale, lease or transfer by this corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding-up of this corporation for the purposes of this paragraph 3.

      4. (a) Shares of the Convertible Class A Preferred Stock shall be convertible at any time, and from time to time, at the option of the holder thereof into shares of Common Stock, on the basis of one share of Common Stock for each share of Convertible Class A Preferred Stock, by surrender of a certificate or certificates for the Convertible Class A Preferred Stock so to be converted at the then principal office of this corporation (or at such other place or places as may be designated by this corporation) at any time during usual business hours, together with written notice that the holder elects to convert said Convertible Class A Preferred Stock, or a stated number of shares thereof, in accordance with the provisions of this paragraph. Such notice shall also state the name or names (with addresses) in which the certificate or certificates for Common Stock shall be issued.

         (b) As promptly as practicable after the surrender for conversion of any Convertible Class A Preferred Stock this corporation shall deliver or cause to be delivered to or upon the written order of the holder of such Convertible Class A Preferred Stock certificates representing the number of shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct, together with any cash in respect of any fractional interest in a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the day of surrender of the Convertible Class A Preferred Stock for conversion, and the rights of the holder, as a holder of the stock surrendered for conversion, shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holders thereof at such time. The certificates representing shares of Common Stock shall contain an appropriate restrictive legend under the securities law.

         (c) The holder of shares of Convertible Class A Preferred Stock which was surrendered for conversion shall be entitled, on the next dividend payment date, to receive all dividends which shall have accrued on such shares effective as of the last dividend accrual date prior to the date of conversion. No adjustment shall be made for dividends on shares of Common Stock delivered upon such conversion.

         (d) In case any of the following shall occur: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or
(ii) any consolidation or merger to which this corporation is a party (other than a consolidation with a subsidiary or a merger of a subsidiary into this corporation in which consolidation or merger this corporation is the surviving corporation and which does not result in any reclassification of, or change in, the outstanding shares of Common Stock), or (iii) any sale or conveyance to another corporation of the property of this corporation as an entirety or substantially as an entirety, then, subject to the provisions of the next paragraph, effective provision shall be made whereby the holders of the Convertible Class A Preferred Stock then outstanding shall have the right to convert such Convertible Class A Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Convertible Class A Preferred Stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.

         (e) This corporation will at all times reserve and keep available out of its authorized but unissued stock, solely for the purpose of issue upon conversion of the Convertible Class A Preferred Stock, as provided in this paragraph, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Convertible Class A Preferred Stock.

         (f) The Board of Directors may require the mandatory conversion of all or a part of the Convertible Class A Preferred Stock, at any time, or from time to time, by mailing a copy of notice thereof, postage prepaid, not less than 30 days prior to the date designated for such mandatory conversion, to the holders of record of the Convertible Class A Preferred Stock, addressed to them at their respective addresses appearing on the books of the Corporation. In the event of the mandatory conversion of a part only of the Convertible Class A Preferred Stock, such mandatory conversion shall be on a pro rata basis. Dividends under paragraph 2(a) and any other dividends payable on Convertible Class A Preferred Stock subject to mandatory conversion shall cease accruing as of the date set forth in the notice of mandatory conversion. The Corporation shall not require the mandatory conversion of any of its Convertible Class A Preferred Stock unless full cumulative dividends to such date of conversion shall have been either paid or declared and a sum sufficient for the payment thereof set apart for payment on the next annual dividend payment date. If any holder of Convertible Class A Preferred Stock shall fail to surrender his certificate(s) therefor for conversion on the date of conversion, the Corporation shall be authorized to cancel such certificate(s) on the books of the Corporation and to issue instead certificate(s) for the appropriate amount of Common Stock. Holders of Convertible Class A Preferred Stock shall cease to have any rights as such with respect to converted shares of Convertible Class A Preferred Stock from and after such date of mandatory conversion.

      5. Each share of the Convertible Class A Preferred Stock shall have a vote equal to the voting rights of one share of Common Stock and shall vote together with the shares of Common Stock as a single class unless otherwise required by law.

      6. The term "Junior Stock" shall mean the Common Stock and those series of Preferred Stock which, by the terms of the Certificate of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Certificate of Incorporation, shall designate the special rights and limitations of each such class and series of stock and series of Preferred Stock, shall be subordinate to the Convertible Class A Preferred Stock in respect of the right of the holders thereof to receive dividends or to participate in the assets of this corporation distributable to stockholders upon any liquidation, dissolution or winding-up of this corporation.

      IN WITNESS WHEREOF, the corporation has caused this certificate to be executed under its corporate seal this 17th day of September, 1991.


                               PURE TECH INTERNATIONAL, INC.

                               By: /s/David C. Katz
                                  --------------------------------------
                                   David C. Katz, President


                               Attest: /s/James Lucas
                                      ----------------------------------
                                       James Lucas, Assistant Secretary



                             State of Delaware
                                                                   PAGE 1
                     Office of the Secretary of State


      I, DANIEL R. GRIFFITH, ACTING SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC." FILED IN THIS OFFICE ON THE SEVENTH DAY OF NOVEMBER, A.D. 1991, AT 9 O'CLOCK A.M.

                              * * * * * * * *




                           [Seal]    /s/Daniel R. Griffith
930085439                           ---------------------------------
                                     ACTING SECRETARY OF STATE
                                     AUTHENTICATION: *3738504
                                               DATE: 01/08/1993



                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                 FILED 09:00 AM 11/07/1991
                                                       913115030 - 2101655


                         CERTIFICATE OF AMENDMENT
                                    OF
                       CERTIFICATE OF INCORPORATION
                                    OF
                       PURE TECH INTERNATIONAL, INC.

      Pure Tech International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

      DOES HEREBY CERTIFY:

      FIRST: That pursuant to the recommendation of the Board of Directors of Pure Tech International, Inc., the following resolution amending the Cerrtificate of Incorporation of said corporation, has been adopted by the written consent of stockholders of said corporation holding a majority of the outstanding stock entiteld to vote thereon. The resolution setting forth the amendment is as follows:

      RESOLVED, that the Certificate of Incorporation of this corporation be amended to provide that the shares of capital stock of this corporation of each and every class shall be combined on the basis of one (1) share for each five
(5) shares heretofore authorized so that the 90,400,000 shares of capital stock, $.01 par value, this corporation is authorized to issue, shall be combined into 18,080,000 shares of capital stock, $.05 par value;

and be it further

      RESOLVED, that Paragraph 4(a) of the Certificate of Incorporation shall be amended to read in its entirety as follows:

      "(a) The aggregate number of shares which the Corporation shall have the authority to issue is 18,080,000, which are divided into 12,000,000 shares of Common Stock, par value $.05 per share, 2,080,000 shares of Class A Common Stock, par value $.05 per share, and 4,000,000 shares of Preferred Stock, par value of $.05 per share."

      AND BE IT FURTHER RESOLVED, that the introductory paragraph of Article TENTH of the certificate of incorporation will be further amended to read it its entirety as follows:

      "There is hereby created a series of the Preferred Stock of the Corporation to consist of 2,600,000 of the 4,000,000 shares of Preferred Stock, $.05 par value per share, which the Corporation now has authority to issue."